SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of April 4, 2008, by and between Anthracite Capital, Inc., a Maryland corporation, with headquarters located at 40 East 52nd Street, New York, New York 10022 (the "Company"), and RECP IV Cite CMBS Equity, L.P., a Delaware limited partnership (the "Buyer") and subsidiary of DLJ Real Estate Capital Partners IV, L.P. ("RECP").

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "1933 Act"), including, as applicable, the "safe harbor" provisions of Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act;

B. The Board of Directors of the Company has authorized (i) a new series of preferred stock, $0.001 par value per share, designated as 12% Series E-1 Cumulative Redeemable Convertible Preferred Stock (the "Series E-1 Preferred Stock"), having the rights, preferences and privileges to be set forth in the Articles Supplementary to the charter of the Company (the "Series E-1 Articles Supplementary") attached hereto as Exhibit A, (ii) a new series of preferred stock, $0.001 par value per share, designated as 12% Series E-2 Cumulative Redeemable Convertible Preferred Stock (the "Series E-2 Preferred Stock"), having the rights, preferences and privileges to be set forth in the Articles Supplementary to the charter of the Company (the "Series E-2 Articles Supplementary") attached hereto as Exhibit B, and (iii) a new series of preferred stock, $0.001 par value per share, designated as 12% Series E-3 Cumulative Redeemable Convertible Preferred Stock (the "Series E-3 Preferred Stock"), having the rights, preferences and privileges to be set forth in the Articles Supplementary to the charter of the Company (the "Series E-3 Articles Supplementary" and, together with the Series E-1 Articles Supplementary and the Series E-2 Articles Supplementary, the "Articles Supplementary") attached hereto as Exhibit C;

C. The Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) 23,375 shares of the Series E-1 Preferred Stock (together with any preferred stock issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, the "Series E-1 Preferred Shares"), (ii) 23,375 shares of the Series E-2 Preferred Stock (together with any preferred stock issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, the "Series E-2 Preferred Shares"), (iii) 23,375 shares of the Series E-3 Preferred Stock (the "Series E-3 Preferred Shares" and, together with the Series E-1 Preferred Shares and the Series E-2 Preferred Shares, the "Preferred Shares") and (iv) 3,494,021 shares (the "Common Shares" and, together with the Preferred Shares, the "Shares") of the Company's common stock, $0.001 par value per share ("Common Stock") for an aggregate purchase price of ninety-three million and five hundred thousand dollars ($93,500,000) (the "Purchase Price"); a summary of the terms of the Shares is set forth in the Letter of Intent executed by the Company and RECP on March 28, 2008;

D. The Preferred Shares shall have the rights, terms and conditions, and are convertible into shares of Common Stock, as set forth in the Articles Supplementary;

E. On the Closing Date (as defined below), the parties hereto will execute and deliver a Registration Rights Agreement (the "Registration Rights Agreement"), substantially in the form attached hereto as Exhibit D, pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

F. On the Closing Date, the Company will deliver to the Buyer a certificate executed by the Secretary of the Company attaching the resolution of the Board of Directors of the Company granting an exemption to the Buyer from the ownership limit set forth in Section 6.1.2(a) of the Company's charter.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound, the Company and the Buyer hereby agree as follows:

1. PURCHASE AND SALE OF THE SHARES.

A. PURCHASE OF THE SHARES. On the Closing Date (as defined below), the Company agrees to issue and sell to the Buyer and the Buyer agrees to purchase from the Company the Preferred Shares and the Common Shares.

B. FORM OF PAYMENT. On or prior to the Closing Date, subject to the satisfaction (or waiver) of all of the terms and conditions set forth herein, and in reliance on the representations, warranties and covenants set forth or referred to herein, the Buyer agrees to pay the Purchase Price to the Company, which shall be $23,375,000 for the Series E-1 Preferred Shares, $23,375,000 for the Series E-2 Preferred Shares, $23,375,000 for the Series E-3 Preferred Shares and $23,375,000 for the Common Shares to be issued and sold to it at the Closing (as defined below), by wire transfer of immediately available funds to the account designated by the Company at least one (1) business day prior to the Closing Date, against delivery of duly executed certificates registered in the name of the Buyer and in the form agreed upon by the Company and the Buyer representing the Shares which the Buyer is purchasing.

C. CLOSING DATE. Subject to the satisfaction (or waiver) of all of the terms and conditions set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Shares pursuant to this Agreement (the "Closing Date") shall be 9:00 a.m. EDT on April 4, 2008 (the "Closing").

2. BUYER'S REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to the Company that:

A. INVESTMENT PURPOSE. The Buyer is purchasing the Shares and the shares of Common Stock issuable upon conversion or otherwise pursuant to the Preferred Shares (such shares of Common Stock sometimes referred to herein as the "Conversion Shares" and, collectively with the Shares, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representation herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement to the extent such a pledge is in accordance with applicable laws, including the 1933 Act, and does not affect the exemption from registration afforded to the offer and sale of the Securities described herein.

B. ACCREDITED INVESTOR STATUS. RECP owns greater than 95% of the equity interests of the Buyer and RECP is an institutional "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor").

C. RELIANCE ON EXEMPTIONS. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities. The Buyer acknowledges that it has reviewed the provisions of Rule 144 (as defined below) and in connection with the sale of the Securities other than pursuant to an effective registration statement under the 1933 Act will comply with terms of such rule or another available exemption from registration.

D. INFORMATION. The Buyer and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors have been afforded the opportunity to ask questions of and receive answers from the Company. Neither such inquiries nor any other due diligence investigation conducted by the Buyer or any of its advisors or representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer represents that it has the financial sophistication to evaluate the risks and merits of, and make an informed decision with regard to, an investment in the Company and the Securities. The Buyer understands that its investment in the Securities involves a significant degree of risk and that it is able to bear the economic risk of an investment in the Securities.

E. GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

F. TRANSFER OR RE-SALE. The Buyer understands that: (i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be sold or transferred unless (A)(1) the Securities are sold pursuant to an effective registration statement under the 1933 Act or (2) an exemption from registration under the 1933 Act or any applicable state securities laws is available and (B) the Securities are sold or transferred in compliance with certain provisions of the Company's Articles of Amendment and Restatement, as amended (the "Articles"), relating to the Company's election to be organized and conduct its operations in a manner intended to qualify as a real estate investment trust (a "REIT") under the rules and regulations of the Internal Revenue Code of 1986, as amended (the "Code"), as described in the Company's reports and filings available on the SEC's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system, including the Company's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on March 13, 2008; (ii) any sale of such Securities made in reliance on Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule 144 and further, if said Rule 144 is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) except as provided in the Registration Rights Agreement, neither the Company nor any other person is under any further obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement to the extent such a pledge is in accordance with applicable laws, including the 1933 Act, and does not affect the exemption from registration afforded to the offer and sale of the Securities described herein.

G. LEGENDS. The Buyer understands that the Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

"THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR UNDER STATE SECURITIES LAWS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), IF REQUESTED BY THE ISSUER, UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS."

Within three business days of the Company's receipt of an instruction from a holder to remove the legend set forth above, the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is sold pursuant to an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company and its transfer agent with documentation and/or assurances reasonably satisfactory to each such party that such Security can be sold pursuant to Rule 144. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

Until (i) the Board of Directors of the Company determines it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT and (ii) there is an affirmative vote of not less than two-thirds of all of the votes ordinarily entitled to be cast in the election of directors, voting together as a single class approving the determination of the Board of Directors set forth in clause (i) above, the Shares shall bear a legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE COMPANY'S ELECTION TO BE SUBJECT TO TAX AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO THE EXEMPTIONS GRANTED (I) UNDER THE SECURITIES PURCHASE AGREEMENT DATED APRIL 4, 2008, BETWEEN THE COMPANY AND RECP IV CITE CMBS EQUITY, L.P., A DELAWARE LIMITED PARTNERSHIP AND SUBSIDIARY OF DLJ REAL ESTATE CAPITAL PARTNERS IV, L.P., OR (II) PURSUANT TO SECTION 6.1.7 OF THE ARTICLES OF INCORPORATION OF THE COMPANY NO PERSON MAY (I) BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF 9.8% OF THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK, (II) BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF ANY CLASS OR SERIES OF PREFERRED STOCK IN EXCESS OF 9.8% OF THE NUMBER OF OUTSTANDING SHARES OF SUCH CLASS OR SERIES OF PREFERRED STOCK, (III) BENEFICIALLY OWN SHARES OF EQUITY STOCK THAT WOULD RESULT IN THE SHARES OF EQUITY STOCK BEING BENEFICIALLY OWNED BY FEWER THAN 100 PERSONS (DETERMINED WITHOUT REFERENCE TO ANY RULES OF ATTRIBUTION), OR (IV) BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF EQUITY STOCK THAT WOULD RESULT IN THE COMPANY BEING "CLOSELY HELD" WITHIN THE MEANING OF SECTION 856(H) OF THE CODE. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF EQUITY STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE COMPANY IN WRITING. IF THE RESTRICTIONS ABOVE ARE VIOLATED, THE SHARES OF EQUITY STOCK REPRESENTED HEREBY WILL BE TRANSFERRED AUTOMATICALLY AND BY OPERATION OF LAW TO A TRUST AND SHALL BE DESIGNATED SHARES-IN-TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE COMPANY'S ARTICLES OF AMENDMENT AND RESTATEMENT FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND ON MARCH 20, 1998, AS THE SAME MAY BE FURTHER AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS."

H. OWNERSHIP LIMITATIONS. The Buyer understands, subject to the Exemption, the restrictions on transfer and ownership of the Company's shares of beneficial interest included in the Articles and this Agreement as such restrictions relate to the election by the Company to be taxed as a REIT for United States federal income tax purposes pursuant to Sections 856 through 860 of the Code (the "REIT Provisions of the Code"), and as described in the Company's reports and filings available on the SEC's EDGAR system, including the Company's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on March 13, 2008.

I. AUTHORIZATION; ENFORCEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized by the Buyer. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes, and upon execution and delivery by the parties of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of the Buyer enforceable in accordance with their terms, subject, in each case, to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of specific performance or other equitable remedies.

J. NO CONFLICTS. The execution and performance of this Agreement does not, and the execution and performance of the Registration Rights Agreement will not, conflict with any agreement to which the Buyer is a party or is bound thereby, any court order or judgment addressed to the Buyer, or the constituent documents of the Buyer.

K. RESIDENCY; ORGANIZATION. The Buyer is a resident of the jurisdiction set forth immediately below such Buyer's name on the signature pages hereto. The Buyer is validly existing and in good standing (to the extent the concept exists) as a limited partnership under laws of the jurisdiction of its organization.

L. USE OF ASSETS. The assets being used by the Buyer to purchase the Securities do not constitute assets of any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), or any plan (within the meaning of Section 4975 of the Code).

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Buyer that:

A. NO REGISTRATION. Assuming the accuracy of the representations and warranties of the Buyer contained in Section 2 and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Shares to the Buyer in the manner contemplated by this Agreement, to register the Shares under the 1933 Act.

B. NO INTEGRATION. None of the Company or any of its subsidiaries has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the 1933 Act) that is or will be integrated with the sale of the Shares in a manner that would require registration under the 1933 Act of the Shares.

C. RULE 144A. No securities of the same class (within the meaning of Rule 144A(d)(3) under the 1933 Act) as the Preferred Shares are listed on any national securities exchange registered under Section 6 of the 1934 Act, or quoted on an automated inter-dealer quotation system.

D. EXCLUSIVE AGREEMENT. The Company has not paid or agreed to pay to any person any compensation for soliciting another person to purchase any securities of the Company in connection with the offer and sale of the Shares by the Buyer (except as contemplated in this Agreement).

E. AUTHORIZATION OF THE PURCHASE AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of specific performance or other equitable remedies.

F. AUTHORIZATION OF THE SHARES. The Shares have been duly authorized and, upon issuance in accordance with the terms of this Agreement and payment in respect thereof, will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights. The filing of the Articles Supplementary has been duly authorized.

G. AUTHORIZATION OF THE CONVERSION SHARES. The Conversion Shares have been duly authorized and reserved and, when issued upon conversion of the Preferred Shares in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights.

H. AUTHORIZATION OF THE REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, (i) subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of specific performance or other equitable remedies and (ii) subject to applicable laws affecting the enforceability of provisions imposing a payment obligation pending the ability of the Company to comply timely with its registration obligations under the Registration Rights Agreement. Except as described in the 1934 Act Reports (as defined below), the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.

I. NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed in the Company's reports (the "1934 Act Reports") filed with the SEC pursuant to Section 13 or 15 of the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder (the "1934 Act") and the other filings of the Company available on EDGAR (together with the 1934 Act Reports, the "SEC Reports"): (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or otherwise), or in the results of operations, properties, business or prospects of the Company and its subsidiaries, considered as one entity (a "Material Adverse Change"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement, except the Management Agreement between the Company and BlackRock Financial Management, Inc.; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid by the Company or other subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

J. PREPARATION OF THE FINANCIAL STATEMENTS. The financial statements included in the Company's Annual Report on Form 10-K for the most recent fiscal year present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements comply as to form in all material respects with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.

K. INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES. Each of the Company and its subsidiaries has been duly organized, is validly existing and in good standing (to the extent the concept exists) as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except, in each case, where the failure to be so qualified or in good standing (or the failure of a subsidiary that is not a Significant Subsidiary (as defined below) to be duly organized or validly existing) could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, properties, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); each of the Company and its subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged and, in the case of the Company, to enter into and perform its obligations under this Agreement except where the failure to have such power or authority could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Exhibit 21 to the Company's Annual Report on Form 10-K for the most recent fiscal year lists all of the Company's subsidiaries as of such date. All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims ("Encumbrances") as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect or such Encumbrances as are described in the SEC Reports.

L. CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS. The Company has an authorized capitalization as set forth in the Company's Annual Report on Form 10-K for the most recent fiscal year, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company's options, warrants and other rights to purchase or exchange any securities for shares of the Company's capital stock have been duly authorized and validly issued, conform to the description thereof contained in the Company's Annual Report on Form 10-K for the most recent fiscal year and were issued in compliance with federal and state securities laws. The Company has not, in the twelve months preceding the date hereof, received notice (written or oral) from the NYSE to the effect that the Company is not in compliance with its listing or maintenance requirements.

M. NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. (i) Neither the Company nor any of its subsidiaries listed on Schedule 3(M) hereto (the "Significant Subsidiaries") is in violation of its charter or by-laws (or similar organizational documents). (ii) Neither the Company nor any of its subsidiaries (A) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject (each, an "Existing Instrument") or (B) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets, except in the case of clauses (ii)(A) and (B) above, to the extent any such conflict, breach, violation or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

The execution and delivery of and performance of its obligations under this Agreement, the Registration Rights Agreement and the Articles Supplementary (collectively, the "Operative Documents") by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Shares (i) will not conflict with or result in (or constitute an event which with notice or passage of time would conflict with or result in) a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any Existing Instrument; (ii) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of (A) the Company or (B) any of its subsidiaries; or (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except in the case of clause (i), (ii)(B) and (ii)(C) above as would not have a Material Adverse Effect or interfere with the transactions contemplated by this Agreement.

No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets is required for the execution and delivery of and performance of its obligations under the Operative Documents by the Company, the consummation of the transactions contemplated hereby or the application of the proceeds from the sale of the Shares, except (i) with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the 1933 Act and the rules and regulations promulgated thereunder, and (ii) such as have been obtained or made by the Company and are in full force and effect under the 1933 Act, applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority, Inc. (the "FINRA") and the New York Stock Exchange, Inc. (the "NYSE").

N. NO STAMP OR TRANSFER TAXES. To the Company's knowledge, there are no stamp or other issuance or transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares or upon the issuance of Conversion Shares upon the conversion of the Preferred Shares.

O. NO MATERIAL ACTIONS OR PROCEEDINGS. Except as otherwise disclosed in the SEC Reports, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

P. LABOR MATTERS. Neither the Company nor any of its subsidiaries has any employees.

Q. INTELLECTUAL PROPERTY RIGHTS. The Company and each of its subsidiaries own or possess adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, and other intangible property rights (collectively, "Intangibles") necessary to entitle the Company and each of its subsidiaries to conduct their respective businesses as described in the SEC Reports except where the failure to own or possess such licenses or rights would not in the aggregate have a Material Adverse Effect, and neither the Company nor any subsidiary has received written notice of any infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles that would have a Material Adverse Effect.

R. ALL NECESSARY PERMITS, ETC. The Company and each of its subsidiaries have such permits, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their properties and conduct their businesses in the manner described in SEC Reports, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, except where the failure to fulfill or perform would not have a Material Adverse Effect, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.

S. TITLE TO PROPERTIES. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all liens except such as are described in the SEC Reports or such as would not have, individually or in the aggregate, a Material Adverse Effect; and any real property and buildings held under lease or sublease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. Neither the Company nor any Significant Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Significant Subsidiary.

T. TAX LAW COMPLIANCE. The Company and each subsidiary have accurately prepared in all material respects and timely filed all material federal, state, foreign and other tax returns that are required to be filed by it and have paid or made provision for the payment of all material taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return. No material deficiency assessment with respect to a proposed adjustment of the Company's or any subsidiary's federal, state, local or foreign taxes is pending or, to the Company's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any subsidiary, except for any such liens that would not, individually or in the aggregate, have a Material Adverse Effect.

U. COMPANY NOT AN "INVESTMENT COMPANY". The Company is not, and after receipt of payment for the Shares and application of the proceeds will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

V. COMPLIANCE WITH REPORTING REQUIREMENTS. The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the 1934 Act. The Company has filed all reports required to be filed by it under the Exchange Act for the 12 months preceding the date hereof on a timely basis, with the exception of certain Form 4s that were filed late and will be disclosed in the Company's proxy statement for 2008. Such reports, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the "SEC Reports" and, together with this Agreement and the Schedules to this Agreement, the "Disclosure Materials." As of their respective dates, the SEC Reports filed by the Company complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

W. INSURANCE. Except as otherwise disclosed in the SEC Reports, the Company and its Significant Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its Significant Subsidiaries against theft, damage, destruction, acts of terrorism or vandalism and earthquakes, it being understood that the only insurance held by the Company and its Significant Subsidiaries are directors and officers insurance policies. The Company and its Significant Subsidiaries are in compliance with the terms of such policies and instruments in all material respects. None of the Company nor any of its Significant Subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Within the past twelve months, neither the Company nor any of it Significant Subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.

X. NO RESTRICTION ON DISTRIBUTIONS. No Significant Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the SEC Reports.

Y. SECURITIES LAWS.

(i) Assuming the accuracy of the Buyer's representations and warranties set forth in Section 2, the offer, sale and issuance of the Securities as provided in this Agreement is and is intended to be exempt from the registration requirements of the 1933 Act pursuant to Section 4(2) thereof.

(ii) Neither the Company nor anyone acting on its behalf has offered the Preferred Shares for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Buyer, which has been offered the Shares as a private sale for investment.

(iii) None of the Company nor any of its affiliates has offered the Preferred Shares during the six months prior to the date hereof to anyone other than the Buyer. The Company has no intention to offer the Preferred Shares during the six months after the date hereof.

(iv) Neither the Company nor any person acting on its behalf has offered or sold the Shares by any form of general solicitation or general advertising, including, but not limited to, the following: (A) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; (B) any website posting or widely distributed e-mail; or (C) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Z. NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. Neither the Company nor any of its Significant Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Significant Subsidiaries, has, while acting on behalf of the Company or any of its Significant Subsidiaries, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

AA. NO CONFLICT WITH MONEY LAUNDERING LAWS. (i) To the best of the Company's knowledge, the operations of the Company and its Significant Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and (ii) no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Significant Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

BB. NO CONFLICT WITH OFAC LAWS. Neither the Company nor any of its Significant Subsidiaries nor, to the knowledge of the Company, any director, officer, agent or affiliate of the Company or any of its Significant Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

CC. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Company and each of its subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

DD. COSTS OF ENVIRONMENTAL COMPLIANCE. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

EE. NO OUTSTANDING LOANS OR OTHER INDEBTEDNESS. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of any of their families, except as disclosed in the SEC Reports.

FF. SARBANES-OXLEY COMPLIANCE. There is and has been no failure on the part of the Company, and to the Company's knowledge, any of the Company's directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

GG. INTERNAL CONTROLS AND PROCEDURES. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that complies with the requirements of the 1934 Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included in the Company's Annual Report on Form 10-K for the most recent fiscal year, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

HH. DISCLOSURE CONTROLS. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that comply with the requirements of the 1934 Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Significant Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to perform the functions for which they were established.

II. STOCK OPTIONS. Except as described in the SEC Reports, with respect to the stock options (the "Stock Options") granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the "Company Stock Plans"), (i) each Stock Option designated by the Company or the relevant subsidiary of the Company at the time of grant as an "incentive stock option" under Section 422 of the Code, so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the "Grant Date") by all necessary corporate action, including, as applicable, approval by the board of directors of the Company or the relevant subsidiary of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the 1934 Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange and any other exchange on which the securities of the Company or the relevant subsidiary of the Company are traded, (iv) the per share exercise price of each Stock Option was equal to or greater than the fair market value of a share of Common Stock on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the consolidated financial statements (including the related notes) of the Company and disclosed in the Company's filings with the SEC in accordance with the 1934 Act and all other applicable laws. Neither the Company nor any of its Significant Subsidiaries has knowingly granted, and there is no and has been no policy or practice of the Company or any of its subsidiaries of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

JJ. SUBSIDIARIES. The subsidiaries listed on Schedule 3(JJ) attached hereto are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X.

KK. TAX STATUS. The Company has been, and upon the sale of the Securities pursuant to this Agreement will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a REIT under the REIT Provisions of the Code, for all taxable years commencing with its taxable year of formation. The proposed method of operation of the Company as described in the SEC Reports will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code. The Company currently intends to continue to operate in a manner which would permit it to qualify as a real estate investment trust under the Code and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost. The Company is not currently, and will use its commercially reasonable efforts to operate in such a manner that it does not to become, a “United States real property holding corporation” (a “USRPHC”) as defined in Code Section 897(c)(2).

LL. RELATED PARTY TRANSACTIONS. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described by the 1933 Act, 1934 Act or the rules and regulations thereunder in the SEC Reports which is not so described. The Company is not currently a "pension-held REIT" within the meaning of Code Section 856(h)(3)(D) and the Treasury Regulations promulgated thereunder.

MM. OWNERSHIP LIMITATIONS. The Company has taken all actions necessary to exempt (the “Exemption”) the Buyer, RECP and direct and indirect owners thereof (together, the “Exempt Shareholders”) and Qualified Transferees (as defined in Exhibit E) from the ownership limitation set forth in section 6.1.2(a) of the Articles (the “Ownership Limit”) with respect to the acquisition and ownership of the Exempted Stock (as defined in Exhibit E), subject the terms and conditions as set forth in that certain letter from the Company to Buyer dated the date hereof regarding the Exemption (the “Exemption Letter”), in the form attached hereto as Exhibit E.

4. COVENANTS.

A. BEST EFFORTS. The parties shall use their reasonable best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement.

B. FORM D; BLUE SKY LAWS. If required, the Company agrees to file a Form D with respect to the Securities as required under Regulation D of the 1933 Act and to provide a copy thereof to each Buyer promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary to qualify the Securities for issuance and sale to the Buyer at the date of issuance pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification).

C. REPORTING STATUS; ELIGIBILITY TO USE FORM S-3. The Common Stock is registered under Section 12(g) of the 1934 Act. So long as the Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13, 14 or 15(d) of the 1934 Act, and the Company shall not, so long as the Buyer beneficially owns any of the Securities, terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and, so long as the Buyer beneficially owns any of the Securities, will take reasonable action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3 under the 1933 Act.

D. RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith.

E. LISTING. Following registration thereof under the 1933 Act, the Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer or its assigns owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of the Conversion Shares.

F. NO INTEGRATION. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

G. CONSENTS AND APPROVALS. No approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with (i) the execution, delivery and performance by the Company of this Agreement, the Articles Supplementary, the Registration Rights Agreement, the consummation of the transactions contemplated hereby and thereby or (ii) the sale and delivery of the Preferred Shares, other than (x) such as have been obtained, or will have been obtained at the Closing, under the 1933 Act or the 1934 Act and (y) any necessary qualification under the applicable securities or blue sky laws.

H. TAX STATUS. The Company (i) will use its best efforts to operate in a manner in accordance with the requirements for qualification and taxation as a REIT and (ii) will use its commercially reasonable efforts not to become a USRPHC. In the event of the taking or proposed taking of any action that would cause any representation set forth in Section 3(KK) to be incorrect if made as of any date following the Closing, the Company shall use reasonable efforts to notify the undersigned prior to the taking of such action.

I. INVESTMENT COMPANY. The Company will conduct its affairs in such a manner so as to ensure that the Company is not an "investment company" or an entity subject to regulation as an investment company within the meaning of the 1940 Act.

J. RESERVATION OF COMMON SHARES. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to this Agreement and the Articles Supplementary in such amount as may be required to fulfill its obligations to issue such Conversion Shares under this Agreement and the Articles Supplementary. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations to issue such Conversion Shares under this Agreement and the Articles Supplementary, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

K. SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, at or before 9:00 a.m., New York time, on the first Trading Day following execution of this Agreement, issue a press release disclosing all material terms of the transactions contemplated hereby. On or before April 7, 2008, the Company shall file a Current Report on Form 8-K with the SEC (the "8-K Filing") describing the terms of the transactions contemplated by this Agreement and including as exhibits to such Current Report on Form 8-K the Operative Documents in the form required by the Exchange Act.

L. FIRPTA DIVIDENDS. The Company will use its commercially reasonable efforts to notify Buyer within 30 days prior to the record date of any dividend which the Company believes will be treated as a distribution to stockholders described in Section 897(h)(1) of the Code (determined without regard to the second sentence in said section).

M. ADDITIONAL TAX MATTERS. The Company shall not, unless and until there is a final “determination” to the contrary within the meaning of Section 1313(a) of the Code, (i) treat any of the Preferred Shares as having been issued with a redemption premium that is required to be included in taxable income prior to the redemption of such Preferred Shares, (ii) treat a failure to adjust the conversion ratio of any class of Preferred Shares as a constructive distribution with respect to such class of Preferred Shares, and (iii) treat dividends in arrears with respect to the Preferred Shares as constructively received for U.S. federal income purposes if such dividends were not declared or paid.

5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Preferred Shares to the Buyer at the Closing is subject to the satisfaction (or waiver), on or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by prior delivery of written notice of such waiver to the Buyer:

A. The Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

B. The Buyer shall have delivered the Purchase Price in accordance with Section 1(B) above.

C. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date and in such case shall be true and correct as of that particular date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

D. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE. The obligation of the Buyer hereunder to purchase the Shares at the Closing is subject to the satisfaction (or waiver), on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion by prior delivery of written notice by the Buyer to the Company:

A. The Company shall have executed this Agreement and the Registration Rights Agreement, substantially in the form attached hereto as Exhibit D, and delivered the same to the Buyer and all covenants, agreements and conditions contained therein that are required to have been performed or complied with on or prior to the Closing, shall have been performed or complied with or waived in writing by the Buyer.

B. The Company shall have delivered to the Buyer duly executed certificates representing the Shares in accordance with Section 1(B) above.

C. The Articles Supplementary shall be in substantially the form attached hereto as Exhibits A, B, and C, and shall have been accepted for filing with the SDAT, and a copy thereof certified by the SDAT shall have been made available to the Buyer, and the Articles Supplementary shall be in full force and effect without modification.

D. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a particular date and in such case shall be true and correct as of that particular date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

E. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement, nor shall any action, suit or proceeding be pending or threatened with respect thereto.

F. Trading in the Common Stock on the NYSE shall not have been suspended by the SEC or the NYSE.

G. The Company shall have obtained all requisite consents of or approvals from federal, state and any other governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby necessary to consummate the transactions contemplated by this Agreement and issue the Securities and permit the utilization of the proceeds of the Shares as described herein.

H. There shall be no pending (of which an employee of the Company has received service or notice of process) or threatened action, suit, investigation, litigation or proceeding affecting the Company or any of the subsidiaries before any Governmental Authority ("Litigation"), that would be reasonably likely to result in an adverse decision that could (A) have a Material Adverse Effect or (B) restrain, prevent or impose materially adverse conditions upon the transactions contemplated by this Agreement.

I. The Buyer shall have received the following, addressed to it and in form and substance reasonably satisfactory to it:

(i) certified copies of the resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Articles Supplementary and each of the other agreements, instruments and transactions contemplated hereby or thereby including the issuance and sale of the Securities;

(ii) certified copies of the Articles and By-laws of the Company as in effect at the Closing;

(iii) a certificate of the Secretary of the Company dated the Closing Date, as to the incumbency and signatures of the officers executing this Agreement and all instruments executed pursuant hereto;

(iv) an Officer's Certificate, dated as of the Closing Date, of the Company to the effect set forth in Sections 6(A) (with respect to performance and compliance with the covenants, agreements and conditions of this Agreement), 6(D), 6(G) and 6(H); and

(v) the opinion of each of (A) Skadden, Arps, Slate, Meagher & Flom LLP and (B) Miles & Stockbridge, P.C., Maryland counsel to the Company, each in a form reasonably acceptable to the Buyer and its counsel; and

(vi) a tax opinion reasonably acceptable to Buyer and its counsel addressed to Buyer from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, opining that commencing with the Company's initial taxable year that ended on December 31, 1998, the Company was organized in conformity with the requirements for qualification as a REIT under the Code, and its actual method of operation through the Closing Date has enabled, and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT. Such tax opinion shall be based upon customary representations made by the Company and the Company’s subsidiaries in an officer’s certificate that is reasonably acceptable to Buyer.

J. All matters relating to this Agreement, the Registration Right Agreement, the Securities and the transactions contemplated hereby and thereby and the legal and organizational structure of the Company shall be reasonably satisfactory from a legal point of view to the Buyer, and the Buyer shall have received such additional certificates, legal opinions and other documentation as it may have reasonably requested with respect to this Agreement, the Registration Right Agreement, the Securities and the transactions contemplated hereby and thereby.

K. Andrew P. Rifkin shall have been appointed to the Company's Board of Directors.

7. INDEMNIFICATION

A. The Company shall indemnify and hold harmless the Buyer and its respective directors, officers, employees, agents, affiliates, successors and permitted assigns from and against any and all (x) liabilities, losses, claims or damages ("Loss") and (y) out-of-pocket expenses, including without limitation reasonable attorneys' fees and expenses ("Expense") incurred by such party in connection with (i) the Company's breach or failure to perform its obligations and covenants under this Agreement, the Articles Supplementary, the Registration Rights Agreement or in connection with the enforcement by the Buyer of any of the Company's obligations or covenants hereunder or thereunder including the enforcement of this indemnity and (ii) any breach of any warranty or the inaccuracy of any representation, or misrepresentation or omission, made by the Company in this Agreement.

B. The Buyer shall indemnify and hold the Company and its trustees, officers, employees, agents, affiliates, successors and permitted assigns harmless from and against any and all Losses and Expenses incurred by the Company in connection with (i) the Buyer's breach or failure to perform its obligations under this Agreement, or in connection with the enforcement by the Company of any of the Buyer's obligations or covenants hereunder or thereunder including the enforcement of this Indemnity and (ii) any breach of any warranty or the inaccuracy of any representation, or misrepresentation or omission, made by the Buyer in this Agreement.

C. If a party believes that any of the persons entitled to indemnification under this Section 7 has suffered or incurred any Loss or incurred any Expense, such party shall notify the indemnifying party promptly in writing describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement, the Articles Supplementary, the Registration Rights Agreement, or any certificate delivered pursuant hereto in respect of which such Loss or Expense shall have occurred; provided, however, that the omission by such indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnification obligation under this Section 7 except to the extent that such indemnifying party is materially prejudiced as a result of such failure to give notice. If any action at law or suit in equity is instituted against a third party with respect to which any of the persons entitled to indemnification under this Section 7 intends to claim any liability or expense as Loss or Expense under this Section 7, any such person shall promptly notify the indemnifying party of such action or suit as specified in this Section 7(C) and in Section 7(D); provided, however, that the omission by such indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnification obligation under this Section 7 except to the extent that such indemnifying party is materially prejudiced as a result of such failure to give notice.

D. In the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party, the indemnified persons shall give notice thereof to the indemnifying party not later than 20 business days prior to the time any response to the asserted claim is required, if possible, and in any event within 15 days following the date such indemnified person has actual knowledge thereof; provided, however, that the omission by such indemnified party to give notice as provided therein shall not relieve the indemnifying party of its indemnification obligation under this Section 7 except to the extent that such indemnifying party suffers a material Loss as a result of such failure to give notice. In the event of any such claim for indemnification resulting from or in connection with a claim or legal proceeding by a third party, the indemnifying party may, at its sole cost and expense, assume the defense thereof; provided, however, that counsel for the indemnifying party, who shall conduct the defense of such claim or legal proceeding, shall be reasonably satisfactory to the indemnified party; and provided, further, that if the defendants in any such actions include both the indemnified persons and the indemnifying party and the indemnified persons shall have reasonably concluded based on a written advice of counsel that there may be legal defenses or rights available to them which have not been waived and are in actual or potential conflict with those available to the indemnifying party, the indemnified persons shall have the right to select one law firm reasonably acceptable to the indemnifying party to act as separate counsel, on behalf of such indemnified persons, at the expense of the indemnifying party. Unless the indemnified persons are represented by separate counsel pursuant to the second proviso of the immediately preceding sentence, if an indemnifying party assumes the defense of any such claim of legal proceeding, such indemnifying party shall not consent to entry of any judgment, or enter into any settlement, that (a) is not subject to indemnification in accordance with the provisions of this Section 7, (b) provides for injunctive or other nonmonetary relief affecting the indemnified persons or (c) does not include as an unconditional term thereof the giving by each claimant or plaintiff to such indemnified persons of an unconditional release from all liability with respect to such claim or legal proceeding, without the prior written consent of the indemnified person (which consent, in the case of clauses (b) and (c), shall not be unreasonably withheld); and provided, further, that unless the indemnified persons are represented by separate counsel pursuant to the second proviso of the immediately preceding sentence, the indemnified persons may, at their own expense, participate in any such proceeding with the counsel of their choice without any right of control thereof. So long as the indemnifying party is in good faith defending such claim or proceeding, the indemnified persons shall not compromise or settle such claim or proceeding without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. If the indemnifying party does not assume the defense of any such claim or litigation in accordance with the terms hereof, the indemnified persons may defend against such claim or litigation in such manner as they may deem appropriate, including, without limitation, settling such claim or litigation (after giving prior written notice of the same to the indemnifying party) on such terms as the indemnified persons may deem appropriate, and the indemnifying party will promptly indemnify the indemnified persons in accordance with the provisions of Section 7.

8. GOVERNING LAW; MISCELLANEOUS.

A. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

B. COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

C. HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

D. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

E. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Schedules, Exhibits and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement supersedes and replaces any understanding of the parties reflected in the Equity Investment Letter of Intent, dated March 28, 2008, between the Company and RECP, and in the event of any conflict with the terms or provisions therein, the terms and provisions of this Agreement prevail. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all the parties to this Agreement.

F. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent overnight by express mail or delivered personally or by courier (including an overnight delivery service) or by facsimile and shall be effective upon receipt, if delivered by overnight express mail, personally or by courier (including an overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Anthracite Capital, Inc.
40 East 52nd Street
New York, New York 10022
Facsimile No.: (212) 810-8765
Attn: Richard M. Shea

With copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Facsimile No.: (212) 735-2000
Attn: Matthew J. Mallow, Esq.

If to the Buyer to:

RECP IV Cite CMBS Equity, L.P.
c/o DLJ Real Estate Capital Partners
Credit Suisse

11 Madison Avenue
New York, New York 10010
Facsimile No.: (646) 935-7700
Attn: Bill Helm

With copy to:

Proskauer Rose LLP
1585 Broadway
New York, NY 10036
Facsimile No.: (212) 969-2900
Attn: Bruce L. Lieb, Esq.

Each party shall provide written notice to the other party of any change in address.

G. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other; provided, that, subject to Section 2(F), the Buyer may assign its rights and obligations hereunder to a subsidiary of Buyer or to any person that purchases Securities in a private transaction from the Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, further, however, that the transferee has agreed in writing to be bound by the provisions of this Agreement and acknowledges the assignment provisions of the Registration Rights Agreement with such transferee becoming a "Buyer" under this Agreement with all of the rights and obligations the Buyer has hereunder and the Company shall have been notified of the name and address of the transferee.

H. THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

I. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

J. NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

K. EXPENSES. Each of the parties hereto shall pay its own costs and expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated, except as shall be explicitly provided otherwise in the Registration Rights Agreement; provided, however, that the Company will reimburse the Buyer upon the earlier of (i) the Closing and (ii) the date this Agreement is terminated other than by reason of a default by Buyer for up to $75,000 of its expenses and fees related to the transactions contemplated by this Agreement, including the reasonable fees of its legal counsel to be reflected in an invoice to be delivered to the Company on the Closing Date.

L. SURVIVAL. The agreements and covenants set forth in Sections 3, 4, 7 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer.

M. KNOWLEDGE CLAUSES. As used in this Agreement, the phrases "to the Company's knowledge," "to the knowledge of the Company" and phrases of similar import means the knowledge of the Chief Executive Officer, President, any Vice President and the Chief Financial Officer of the Company, after reasonable investigation and inquiry commensurate with that of a reasonable person holding such position with a public company in the ordinary course of business.

N. VALIDITY. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

O. CONFIDENTIALITY. The Company has provided and may continue to provide certain Confidential Information to the Buyer. The Buyer agrees that it will not disclose the Confidential Information to any other person except: (i) to its affiliates, directors, officers, partners, employees and advisors who need to know the information in connection with the transactions described in this Agreement or compliance with the terms hereof (collectively, the "Authorized Representatives"), it being understood that the Buyer shall advise the Authorized Representatives of the confidential nature of the Confidential Information and shall instruct the Authorized Representatives to maintain the confidentiality of such information; and (ii) if required to do so by applicable law or regulation or regulatory, administrative or legal process (including, without limitation, by oral questions, interrogatories, requests for information, subpoena of documents, civil investigative demand or similar process or the rules and regulations of the Securities and Exchange Commission or any stock exchange having jurisdiction over the Buyer). The Buyer hereby confirms that it is aware that the United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of such company. This provision shall terminate on the date that such information is no longer Confidential Information within the meaning of this provision.

(i)
"Confidential Information" shall mean all information disclosed by the Company to the Buyer or its Authorized Representatives relating to the Company and the transactions described herein but excludes information that: (i) was already in the possession of the Buyer or its Authorized Representatives before being disclosed by the Company; (ii) is or becomes available to the public other than as a result of a disclosure by the Buyer or its Authorized Representatives in breach of this Agreement; (iii) was or is developed by the Buyer or its Authorized Representatives without the use of Confidential Information; or (iv) is or becomes available to the Buyer or its Authorized Representatives from a third party not known by such recipient to be in breach of any legal obligation not to disclose such information.

P. ORDINARY COURSE OF BUSINESS. Notwithstanding anything in this Agreement to the contrary, neither the Credit Suisse Group nor any of its affiliates shall be restricted in any way from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its business.

Q. DEFINITIONS.

(i) "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

(ii) "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

IN WITNESS WHEREOF, the Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

ANTHRACITE CAPITAL, INC.

By:	/s/ Christopher A. Milner
Name: Christopher A. Milner
Title Chief Executive Officer

RECP IV CITE CMBS EQUITY, L.P.

By:	/s/ James D. Allen
Name: James D. Allen
Title Vice President

ADDRESS:         c/o DLJ Real Estate Capital Partners
Credit Suisse
11 Madison Avenue
New York, New York 10010

AGGREGATE SUBSCRIPTION AMOUNT: $93,500,000
Number of Series E-1 Preferred Shares: 23,375
Number of Series E-2 Preferred Shares: 23,375
Number of Series E-3 Preferred Shares: 23,375
Number of shares of Common Stock: 3,494,021